UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☒Definitive Additional Materials

☐Soliciting Material under §240.14a-12

OLD NATIONAL BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒No fee required.

☐Fee paid previously with preliminary materials.

☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V33012-P07585 Your Vote Counts! OLD NATIONAL BANCORP You invested in OLD NATIONAL BANCORP and it’s time to vote! You have the right to vote on proposals being presented at Old National Bancorp’s 2024 Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy material for the 2024 Annual Meeting of Shareholders to be held on May 15, 2024. Vote Virtually During the Meeting* May 15, 2024 9:00 AM CDT Virtually at: www.virtualshareholdermeeting.com/ONB2024 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Annual Report on Form 10-K, Notice of Old National Bancorp’s 2024 Annual Meeting of Shareholders and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting them prior to May 1, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2024 Annual Meeting of Shareholders Vote by May 14, 2024 11:59 PM EDT. For shares held in an employee benefit plan, vote by May 10, 2024 11:59 PM EDT. OLD NATIONAL BANCORP ATTN: CORPORATE SECRETARY P.O. BOX 718 EVANSVILLE, IN 47705

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming 2024 Annual Meeting of Shareholders. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V33013-P07585 1. Election of Directors For Nominees: 01) Barbara A. Boigegrain 02) Thomas L. Brown 03) Kathryn J. Hayley 04) Peter J. Henseler 05) Daniel S. Hermann 06) Ryan C. Kitchell 07) Austin M. Ramirez 08) Ellen A. Rudnick 09) James C. Ryan, III 10) Thomas E. Salmon 11) Rebecca S. Skillman 12) Michael J. Small 13) Derrick J. Stewart 14) Stephen C. Van Arsdell 15) Katherine E. White 2. Approval of a non-binding advisory proposal on Executive Compensation. For 3. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2024. For NOTE: In their discretion, the proxies named in the proxy card are authorized to vote upon such other matters as may properly come before Old National Bancorp’s 2024 Annual Meeting of Shareholders, and at any adjournment or postponement thereof.